DelMar PHARMACEUTICALS

# Breakthrough Cancer Therapeutics

## CORPORATE UPDATE CONFERENCE CALL AND WEBCAST

## FEBRUARY 17, 2015

# 2015 Corporate Goals

**CLINICAL:**

- *Initiate Phase II/III FDA registration trial in refractory GBM*
- *Expand pipeline opportunity to NSCLC*

**FINANCIAL:**

- *Fully funded lead program*
- *National Exchange Listing (NYSEMKT or NASDAQ)*

**COMMERCIAL:**

- *Capitalize on VAL-083 commercial opportunity in China*
- *Continue to strengthen our IP portfolio*

# VAL-083 Recent Clinical Highlights: Preparing for GBM Registration Studies and Expansion into NSCLC

***REFRACTORY GLIOBLASTOMA MULTIFORME (GBM)***

- ✓ Reported first observation of a dose limiting toxicity in the ongoing Phase I/II clinical trial with VAL-083
- ✓ Preparation underway for advancement of VAL-083 to registration directed clinical trials
- ✓ Presented an update on the ongoing Phase I/II clinical trial at the Society for NeuroOncology Annual Meeting
  - ❖ New preclinical data supporting the favorable differentiation of VAL-083 versus temozolomide treatment of GBM

***NON-SMALL CELL LUNG CANCER (NSCLC)***

- ✓ Presented promising new data supporting VAL-083 activity in NSCLC at the AACR *New Horizons in Cancer Research* meeting
  - ❖ VAL-083 is superior to cisplatin in both tumor models that are sensitive and resistant to tyrosine kinase inhibitors and has synergistic effect in combination with cisplatin
  - ❖ Important clinical and market potential of VAL-083 in NSCLC

# Glioblastoma Multiforme

## *DelMar's First Target Market for VAL-083*

- GBM is the most common and aggressive form of brain cancer
- Large market opportunity:
  - Second and third-line therapy: $200 million - $500 million annual sales
  - Front line therapy: >$1 billion annual sales
- Affects approx. 15,000 adults each year in USA
- Median survival without treatment = 4 ½ months
- Approximately half of patients tumors fail all other treatments

# GBM: Current Treatment Paradigm

- ***15,000 cases annually in USA***

Diagnosis

↓

Surgical "debulking"

↓

Temodar® + Radiation

↓ ***~2/3 patients fail***

Avastin®

↓ ***No impact on survival***

Experimental or
Palliative Care

# VAL-083

## *Historical NCI Phase II Studies support activity in GBM*


Dianhydrogalactitol and Radiation Therapy
Treatment of Supratentorial Glioma
Pharmacokinetics and Metabolism of Dianhydrogalactitol DAG in Patients: a Comparison with the Human Disposition of Dibromodulcitol DBD
Patterns of Resistance and Therapeutic Synergism among Alkylating Agents
INTRODUCTION
MATERIALS AND METHODS

**Historical clinical trials demonstrate VAL-083 outcomes against GBM are as good or better than today's standard of care**

- Stand-alone therapy
- Combination chemotherapy
- Combination with radiation therapy
- Recurrent disease

# MGMT Enzyme:
## *The Culprit in Temodar® Failure*


Temodar Chemotherapy
MGMT repairs
$CH_3$
$H_3C$
Tumor DNA
O6-Guanine Methylated DNA
Repaired DNA
Tumor Grows
VAL-083
VAL-083 Chemotherapy
MGMT cannot repair
Tumor DNA
N7-Guanine Cross-Linked DNA
Double-strand DNA Breaks
Tumor Cell Death

1502

# VAL-083

## *Solving the Unmet Medical Need in GBM*

***DelMar's clinical and non-clinical data supports VAL-083 activity where other GBM treatments fail***

- American Association of Cancer Research (AACR): 2012, 2013, 2014
- ASCO: 2014
- Society for NeuroOncology (SNO): 2012, 2013, 2014

- 15,000 GBM patients per year in USA
- 60% will fail to respond to front-line Temodar® therapy due to MGMT resistance
  - These patients have no viable therapeutic options and short survival
- VAL-083 is a chemotherapy that is known to be active against GBM
- VAL-083 treats GBM independent of MGMT resistance

# VAL-083 Clinical Trial Overview

- Interventional Phase I/II, open-label, single-arm study in patients with recurrent GBM : 3 + 3 design
- Modernized dosing regimen

  ***"Hit the Tumor Harder, More Often"***

- Three Clinical Sites:
  - UC San Francisco: California
  - Sarah Cannon Cancer Research: Tennessee and Florida

***GOAL: Determine Dose for Advancement to Phase II/III Registration Trial***

# VAL-083 Clinical Trial

## *"Hit the Tumor Harder; More Often"*

### *Illustrative Comparison of Dosing Regimen*

NCI regimen from published efficacy studies (1970s)

DelMar Pharma "modernized" dosing regimen



VAL-083 CSF Concentration
time

| Begin 2nd cycle | DAY 21 | DAY 35 |
|---|---|---|
| | DMPI | NCI |

# VAL-083 Clinical Trial

## *"Hit the Tumor Harder; More Often"*

## DMPI GBM Phase I/II Trial Results to Date:

### *Successfully & Safely Dosing Higher than NCI in Clinical Trials*

*Society for Neuro-Oncology Annual Meeting (Nov 2014)*

| DOSE & STUDY | Single Dose | Acute Regimen *(single cycle)* | | Comparative Dose *(@ 35 days)* | Dose Density *(dose per week)* | Status |
|---|---|---|---|---|---|---|
| **NCI GBM (Eagan) daily x 5 q 5wks** *(cycle = 35 days)* | 25 $mg/m^2$ | X 5 d = | 125 $mg/m^2$ | 125 $mg/m^2$ | 25$mg/m^2$/wk | Historical Regimen ***MYELOSUPPRESSION REPORTED*** |
| **DelMar VAL-083 daily x 3 q 3wks** *(cycle = 21 days)* | 30 $mg/m^2$ | X 3 d = | 90 $mg/m^2$ | 180 $mg/m^2$ | 30$mg/m^2$/wk | No DLT |
| | 40 $mg/m^2$ | | 120 $mg/m^2$ | 240 $mg/m^2$ | 40$mg/m^2$/wk | No DLT |
| | 50 $mg/m^2$ | | 150 $mg/m^2$ | 300 $mg/m^2$ | 50$mg/m^2$/wk | ***Ongoing DLT Observed*** |
| | 60 $mg/m^2$ | | 180 $mg/m^2$ | 360 $mg/m^2$ | 60$mg/m^2$/wk | planned |

DelMar PHARMACEUTICALS

# VAL-083 Clinical Trial: February 2015

## First Observation of DLT = Nearing End of Dose Escalation

- Cohort 8 (50mg/$m^2$): Fully enrolled (3 patients)
  - Safety window for observation of DLT: ***35 days*** from first dose of VAL-083
  - Clinical Observations:

| PT | ***Status & Clinical Observations*** | |
|---|---|---|
| #1 | Complete: Minimal toxicity | Similar to earlier cohorts |
| #2 | Complete: Gr. 4 thrombocytopenia (DLT) | Nadir between day 14-21, rapid & spontaneous recovery |
| #3 | Ongoing: Gr. 3 thrombocytopenia | Nadir between day 14-21, rapid & spontaneous recovery |

- Next Steps (3+3 Design): *Enroll additional 3 patients @ 50mg/$m^2$*
  - If **ANY** experience DLT, then **40mg/$m^2$** dose will be MTD
  - If **NONE** experience DLT, then trial could advance to higher (60mg/$m^2$) dose
  - ***CAVEAT***. *If we observe* ***continued strong trends*** *toward DLT, then* ***50mg/$m^2$*** *would be confirmed as MTD*

***Preparation underway for advancement to registration directed clinical trials***

# VAL-083 Clinical Trial: Next Steps
## *Refractory GBM – Target Timelines*

DelMar PHARMACEUTICALS

| KEY MILESTONES | *2015* | *2016* | *2017* |
|---|---|---|---|
| Achieve MTD* | | | |
| MTD Dose Expansion (14 pts)* | | | |
| FDA Advisory Meeting** | | | |
| Registration Directed Activities | | | |

| | |
|---|---|
| **Registration Trial Enrollment** | ***~12 months from initiation*** |
| **Data collection** | ***~6 months from final patient enrollment*** |
| **NDA Preparation** | ***~6 months from final data "lock"*** |
| **NDA Filing** | ***Late 2016 / Early 2017*** |
| **Commercial Launch** | ***2017*** |

**Timeline dependent on observation of DLT at 50mg/m2 or 60mg/m2 cohort (each cohort = 6 – 8 weeks)*

***FDA guidance meeting to be requested during MTD Dose Expansion Cohort (to be scheduled w/in 75 days of request)*

# VAL-083 Clinical Trial: *Results to Date*

## *Summary:*

- Initial signals for confirming MTD observed in 50mg/$m^2$ cohort
  - Expanding 50mg/$m^2$ cohort and initiating activities to prepare for Phase II/III registration trial
- DelMar is delivering significantly more VAL-083 to GBM tumors in comparison to historical NCI dosing regimen
  - Plasma exposure supports drug levels sufficient for anti-tumor activity in GBM tissues
- Observations of Clinical Response:
  - A portion of patients' tumors were observed to shrink or stop growing following initiation of VAL-083 treatment
    - *One of three GBM patients in each of cohort 6 (30 mg/$m^2$) and in cohort 7 (40mg/$m^2$) exhibited stable disease after 1 cycle of treatment (measured by RANO).*
    - *In earlier cohorts, DelMar reported that two patients exhibited a response (stable disease or partial response) with a maximum response of 28 cycles (84 weeks) and improved clinical signs prior to discontinuing due to adverse events unrelated to study.*

# VAL-083: Expected Blockbuster Potential

- Current Phase I/II clinical trial in USA will lead to two development programs, unlocking billions in potential value


Current Phase I/II Clinical Trial
MTD
Registration Trial: Refractory GBM (USA)
Phase II / III Front-line GBM (global)
Market Opportunity: >$200m (USA)
Market Opportunity: >$1b (WW)

# Competitive Landscape: GBM opportunity expected to generate significant upside for DMPI

| Candidate | Company | Line of Therapy | Clinical Stage | Enterprise Value |
|---|---|---|---|---|
| **Rindopepimut** | CLDX | Newly diagnosed & relapsed | Phase III: newly diagnosed; Phase II: relapsed | $ 1.4 B |
| **DCVax®-L** | NWBO | Newly diagnosed | Phase III | $333 m |
| **ICT-107 and ICT-121** | IMUC | ICT-107: Newly diagnosed<br>ICT-121: Relapsed | ICT-107: Phase III<br>ICT-121: Phase I | $13 m |
| **TH-302** | THLD | Avastin-refractory | Phase I/II | $96 m |
| **Aldoxorubicin** | CYTR | Relapsed | Phase II | $79 m |
| **Onartuzumab** | Roche | Relapsed | Phase II | $138.5 B |
| **ABT-414** | AbbVie | Relapsed | Phase I /II | $ 90.6 B |
| **AMG 595** | Amgen | Relapsed | Phase I | $ 79.7 B |

# Expanding Our Pipeline: *Front-line GBM*

- Modernized dosing regiment from current Phase I/II study can be advanced for newly diagnosed patients
- VAL-083 may be a viable alternative front line therapy in GBM
  - VAL-083 is active independent of Temodar® resistance mechanisms
- Phase II/III clinical trial in newly diagnosed patients with unmethylated MGMT promoter
  - MGMT methylation correlates with response to Temodar®
  - 60 – 75% of newly diagnosed patients are unmethylated
- Potential Market Opportunity: >$1 billion

# Building Our Pipeline
## *Non-small cell lung cancer*

- **VAL-083 is approved in China for the treatment of lung cancer**
- **Lung cancer remains a leading cause of cancer death world-wide**
  - Most common cause of cancer-related death in men and women
- **>80% of lung cancer is non-small cell lung cancer**
- **Large market opportunity: >$6 billion in annual sales**
- **Overall 5 year NSCLC survival rate: 15%**
  - 40% of NSCLC is Stage IV at diagnosis with median survival <1 year & 5 year survival <2%
  - CNS metastases are a leading cause of NSCLC mortality
- **Standard of care: Surgery, radiation, platinum-based chemotherapy**
  - Tyrosine kinase inhibitors (TKIs) for EGFR mutated adenocarcinoma
- ***Existing and new data support potential utility of VAL-083 in NSCLC***
  - Historical data from NCI-sponsored research demonstrates evidence of activity
  - New DelMar data presented at AACR meetings during 2014

# Building Our Pipeline

## *Non-small cell lung cancer*

- **Key Questions for NSCLC Market:**
  - *How does the activity of VAL-083 compare to standard platinum therapy?*
  - *Can VAL-083 be combined with platinum based therapy?*
  - *Can VAL-083 treat NSCLC that is resistant to platinum-based chemotherapy or TKIs?*

# Building Our Pipeline & Building Value:

## *Realizing Commercial Opportunity in China through Specific Data and Appropriate Promotions*

- **NSCLC Next Steps**
  - Begin developing new clinical data to support sales growth
  - Achieve royalty revenue through sales partnership
  - Position VAL-083 for global development in lung cancer



注射用去水卫矛醇
Dianhydrodulcitol for Injection
广西梧州制药(集团)股份有限公司



***DelMar clinical research in China will be supported by our manufacturing partner Guangxi Wuzhou Pharmaceuticals***

# Building Our Pipeline: VAL-083

## *2013 >> 2015*



Pre-clinical
Phase I/II
Phase II/III
2013
2014
2015
2014
2015
2014
2015

- Refractory GBM
  - 2013
  - 2014
  - 2015
- Front-line GBM
  - 2014
  - 2015
- NSCLC
  - 2014
  - 2015

# Recent Operational Highlights Build Strong Foundation for Growth and Execution

- ✓ Continued strategic efforts to fulfill the requirements to up-list common stock to a national exchange
- ✓ Appointed of Lynda Cranston, BScN, MScN, ICD.D, to Board as an independent director and Chair of the newly formed Governance and Compensation Committee
- ✓ Completed a Warrant Exchange Tender Offer and the exercise of Investor Warrants
- ✓ Received a notice of allowance for a third United States patent covering VAL-083
- ✓ Received approval for the up-listing of the Company's common stock from OTCQB to OTCQX, and began trading in December of 2014

# DMPI Capitalization

## PRO FORMA AT 31-DEC/2014 (UNAUDITED)

| | |
|---|---|
| **Shares Outstanding** | |
| **DMPI Shares** | **34.8 m** |
| **ExchangeCo** | **4.3 m** |
| **Total outstanding** | **39.1 m** |
| **Warrants*** | **13.8 m** |
| **Options** | **3.4 m** |
| **Fully Diluted** | **56.3 m** |

**CASH & Equivalents** **~$4.0 m**

*Cash burn < $1m/quarter*

| | Share price $0.85 | Share price $1.60 |
|---|---|---|
| **Derivative Liability** | **1.2m** | **1.7m** |
| **Shareholders Equity** | **$2.8m** | **$2.3m** |

**4.3 million investor warrants can be called at $0.80/share if stock is >$1.60/share for 20 consecutive trading days*

DelMar PHARMACEUTICALS

# Near-Term Milestones Expected to Drive Value

- Complete the dose-escalation portion of the Phase I/II clinical trial in the first half of calendar 2015
- Advance VAL-083 into Phase II/III registration-directed clinical trials for GBM
- Present interim data at peer-reviewed scientific meetings
- Initiate clinical trials with VAL-083 in NSCLC
- Seek strategic opportunities to expand the Company's asset base
- Pursue a national exchange listing to maximize shareholder value
- Continue to build a robust intellectual property portfolio

# *Q&A Session with Management*

# Breakthrough Cancer Therapeutics

**Corporate Headquarters:**
Suite 720 – 999 W. Broadway
Vancouver, British Columbia
Canada V5Z 1K5

**Clinical Operations:**
3475 Edison Way, Suite R
Menlo Park, California 94025
USA

*www.delmarpharma.com*

**Jeffrey Bacha,** BSc, MBA – President & CEO
jbacha@delmarpharma.com
+1 604 317 7022

**Dennis Brown**, PhD – Chief Scientific Officer
dbrown@delmarpharma.com
+1 650 269 1984

**Scott Praill,** CFA – Chief Financial Officer
spraill@delmarpharma.com
+1 604 202 1384